SUPPLEMENT
                                     TO THE
                              PROSPECTUSES FOR THE

                     PERSPECTIVE FIXED AND VARIABLE ANNUITY

                 PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY

            JACKSON NATIONAL LIFE DEFINED STRATEGIES VARIABLE ANNUITY



The following disclosure is added to the prospectus under the heading "ACCESS TO YOUR MONEY":

         Your withdrawal request must be in writing. Jackson National will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse contract holder monies.


This Supplement is dated August 23, 1999.